SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2004

SS&C Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28430	06-1169696

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of PricewaterhouseCoopers LLP
Ex-99.1 Combined Financial Statements
Ex-99.2 Unaudited Pro Forma Financial Statements

This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the combined financial statements of OMR Systems Corporation and OMR Systems International, Ltd. required by Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.   Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     The financial statements required by this item are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

     (b) Pro Forma Financial Information.

     The pro forma financial information required by this item is included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

     (c) Exhibits.

     See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2004	SS&C TECHNOLOGIES, INC.
	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1†	Stock Purchase Agreement, dated as of March 15, 2004, by and between SS&C Technologies, Inc. and ADP Financial Information Services, Inc., is incorporated herein by reference to Exhibit 2.2 of SS&C Technologies, Inc.’s Registration Statement on Form S-3, as amended (File No. 333-113178).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Combined Financial Statements of OMR Systems Corporation and OMR Systems International, Ltd.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of SS&C Technologies, Inc.

†	SS&C Technologies, Inc. hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.